UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K
                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 2001





                     GULFTEX ENERGY CORPORATION
       (Exact name of registrant as specified in its charter)

Texas                    000-32367               75-2882140
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)

                       1330 Post Oak Boulevard
                     Four Oaks Place, Suite 1600
                          Houston, TX 77056
    (Address of Principal Executive Offices, including zip code)

                           (713) 513-7125
        (Registrant's telephone number, including area code)

                      Marc Duchesne, President
                       1330 Post Oak Boulevard
                     Four Oaks Place, Suite 1600
                          Houston, TX 75104
                  (713) 513-7125 Fax (713) 963-4641
    (Telephone number, including area code, of agent for service)

                           With a Copy to:

                      Chapman & Flanagan, Ltd.
                   777 N. Rainbow Blvd., Suite 390
                      Las Vegas, Nevada  89107
                  (702) 650-5660 Fax (702) 650-5667

                      Shopathomekids.Com, Inc.
                       223 E. FM, Suite 12720
                        Cedar Hill, TX 75104
  (Former Name and/or Former Address, if Changed Since Last Report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Share Exchange Agreement (the "Agreement"), Shopathomekids.Com, Inc., a Texas corporation (the "Company"), acquired 100% of the outstanding shares of common stock ("Common Stock") of GulfTex Energy Corporation ("GulfTex"), a Texas corporation, in exchange for 1 share of Shopathomekids.Com, Inc., resulting in GulfTex becoming a wholly-owned subsidiary of Shopathomekids.Com. On September 19, 2001, pursuant to a Merger Agreement (the "Merger") filed with the Secretary of State of Texas, Shopathomekids.Com merged with its wholly-subsidiary, GulfTex and changed its name to GulfTex Energy Corporation.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at September 27, 2001 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) all directors and executive officers of the Company as a group, prior to and upon closing of the Share Exchange Agreement. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Beneficial Holdings of Owners of 5% or more the Company's common stock:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Marc Duchesne (1)        17,343,645    62.02%
            1330 Post Oak
            Boulevard,
            Four Oaks Place, Suite
            1600
            Houston, TX 77056
Common      Total ownership of       17,343,645    62.02%
            owners of 5% or more

Beneficial Holdings of Officer and Directors (prior to and upon closing of the Share Purchase Agreement):

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Marc Duchesne (1)        17,343,645    62.02%
            1330 Post Oak
            Boulevard,
            Four Oaks Place, Suite
            1600
            Houston, TX 77056
Common      Total ownership of       17,343,645    62.02%
            officers and directors
            (1 individual)

(1) Mr. Duchesne has entered into an agreement to purchase these shares from the former - Lewis Prowse II, Larry Ballard, Tarja Mees, and Romie Krickbaum. The shares are presently held in escrow pending completion of the Purchase Agreement on or before November 19, 2001.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Share Exchange Agreement, the Company acquired 100% of the issued and outstanding shares of common stock of GulfTex Energy Corporation, in exchange for 1 share of common stock. No material relationship exists between the Company and the selling shareholders of GulfTex Energy Corporation or any of its affiliates, any director or officer, or any associate of any such director or officer of GulfTex Energy Corporation. The consideration exchanged pursuant to the Agreement was negotiated between GulfTex Energy Corporation and the Company in an arm's-length transaction.

The Share Exchange resulted in Gulf becoming a wholly-owned subsidiary of Shopathomekids.Com. On September 19, 2001, Shopathomekids.Com merged with its wholly-owned subsidiary, GulfTex, and changed its name to GulfTex Energy Corporation.

ITEM 5.   OTHER

On September 6, 2001, the Board of Directors accepted the resignation of Mr. Lewis Prowse II as President and Director. The
Board then appointed Mr. Marc Dushesne as a member of the Board, and to act as President, effective immediately.

On September 6, 2001, the Board of Directors accepted the resignation of Larry E. Ballard as Secretary, Treasurer and
Director, effective immediately. The Board then appointed Mr. Graham Hammond to the Board to fill the vacancy created by Mr. Ballard's resignation.

On September 6, 2001, the Board of Directors accepted the resignation of Tarja Mees as Director, and Mr. Bill Wood was appointed as a member of the Board to fill her vacancy.

On  September  6,  2001,  the  Board  appointed  Merritt  Douglas
Woodring  to  fill  the vacancy created on  the  Board  by  romie
Krickbaum's resignation as a Director. Mr. Woodring was also appointed the Vice-President of the Company.

On September 6, 2001, the Board was expanded to five members and appointed Stanley Spinks as a member of the Board to fill the vacancy created by the expansion. Mr. Spinks was also appointed as the Treasurer of the Company.

Mr. Jackson Chung wai Wong was appointed as the Secretary of the Company on September 6, 2001.

On  September 19, 2001, the Company changed its name  to  GulfTex
Energy Corporation. Upon completion of the Merger, the Company also changed its corporate address to 1330 Post Oak Boulevard, Four Oaks Place, Suite 1600, Houston, TX 77056.

On September 24, 2001, the Company effectuated a 20.61:1 forward split.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a)   The  Audited Financial Statements for the period  ended
          July  31,  2001 and 2000 for GulfTex Energy Corporation
          (Texas) will be filed on an amended Form 8-K on or before December 3, 2001.

     b) The pro-forma financial statements, which serve to state the results of fiscal year ending July 31, 2001 as if the two companies had combined operations during that period, will be filed on an amended Form 8-K on or before December 3, 2001.

EXHIBITS

     None



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           GulfTex Energy Corporation


                           By: /s/ Marc Duchesne
                              Marc Duchesne, President

                           Date: October 1, 2001